UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 21, 2013 (August 16, 2013)

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34542	86-0891931
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21F Kineer Plaza
226 Jinshui Road
Zhengzhou, Henan Province
People’s Republic of China 450008
People’s Republic of China
(Address of principal executive offices)

(86) 371-8612-7222
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On August 16, 2013, China Valves Technology, Inc. (the “Company”) received a subpoena from the Securities and Exchange Commission (“SEC”). In a letter accompanying the subpoena, the SEC stated that it is conducting a confidential formal investigation of the Company. The SEC’s subpoena requests the production of documents and communications that, among other things, relate to the purchase of China Valves (Changsha) Co., Ltd., the under-accrual of value added tax for Shanghai Hanwei Valves Co., Ltd., transactions by Rodman & Renshaw in the shares of the Company, and other corporate, operational, financial and accounting matters. The Company intends to cooperate with the SEC in its investigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Valves Technology, Inc.

Date: August 21, 2013

/s/ Kaixiang Du
Kaixiang Du
Chief Executive Officer